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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MARCH 2, 2001




                                  ARQULE, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                        000-21429                      04-3221586
(State or other jurisdiction of      (Commission file number)     (IRS employer identification
 incorporation or organization)                                               number)


                      19 PRESIDENTIAL WAY, WOBURN, MA 01801
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (781) 994-0300


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     In November 1999, we moved our main operations to a new facility in Woburn, Massachusetts, which includes approximately 128,000 square feet of laboratory and office space. On November 28, 2000, we exercised our options to purchase the entire building and the adjacent lot, and on March 2, 2001, we closed the transaction. The total consideration paid for the properties was $20.5 million, of which $18.2 million represented the purchase price for the entire building and the land on which it sits and $2.3 million represented the purchase price for the adjacent lot. The purchase price was determined through an arms-length negotiation with Metro North Corporate Center LLC and Metro North Corporate Center LLC II, which are unaffiliated with us or any of our directors or executive officers.

     We paid $4.5 million in cash and granted a mortgage for the remainder of the purchase price through an extension of our existing term loan with Fleet Bank dated as of March 18, 1999, with an initial interest rate of 6.95%. The land upon which our facility sits is approximately 7.2 acres, including a parking lot, while the adjacent parcel of land represents approximately 5 acres. We plan to continue to use our facility in its current capacity and may develop the adjacent parcel at a presently undetermined time in the future.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits:

         99.1 Mortgage and Security Agreement and Assignment of Leases and Rents between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.

         99.2 Loan Modification Agreement between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.

         99.3 Environmental Compliance and Indemnity Agreement between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARQULE, INC.



Dated:    March 15, 2001                By: /s/ Stephen A. Hill
                                            ------------------------------------
                                            Stephen A. Hill, President and Chief
                                            Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT
   NO.         DESCRIPTION
-------        -----------

99.1 Mortgage and Security Agreement and Assignment of Leases and Rents between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.

99.2 Loan Modification Agreement between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.

99.3 Environmental Compliance and Indemnity Agreement between Fleet National Bank and the Company, dated March 2, 2001. Filed herewith.